                                                                   Exhibit 10.21

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                     PRODUCTION GROUP INTERNATIONAL, INC.

                  SECOND RESTATED INVESTORS' RIGHTS AGREEMENT


                               February 22, 1996

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

                          TABLE OF CONTENTS
                          -----------------
                                                                            Page
                                                                            ----

1.    Registration Rights...................................................   1
      1.1  Definitions......................................................   1
      1.2  Request for Registration.........................................   2
      1.3  Company Registration.............................................   4
      1.4  Obligations of the Company.......................................   4
      1.5  Furnish Information..............................................   5
      1.6  Expenses of Registrations........................................   5
      1.7  Underwriting Requirements........................................   6
      1.8  Delay of Registration............................................   6
      1.9  Indemnification..................................................   6
      1.10 Reports Under Securities Exchange Act of 1934....................   8
      1.11 Form S-3 Registration............................................   9
      1.12 Assignment of Registration Rights................................   9
      1.13 Limitations on Subsequent Registration Rights....................  10
      1.14 "Market Stand-Off" Agreement.....................................  10
      1.15 Termination of Registration Rights...............................  11

2.    Covenants of the Company............................................... 11
      2.1  Delivery of Financial Statements.................................. 11
      2.2  Inspection........................................................ 12
      2.3  Termination of Information and Inspection Covenants............... 12
      2.4  D&O Insurance..................................................... 12
      2.5  Selection of Auditors............................................. 12
      2.6  Right of First Offer on Sales by the Company...................... 12

3.    Covenants of the Investors............................................. 14
      3.1  Right of First Offer on Sales by Series C Investors............... 14
      3.2  Right of Co-Sale held by Mr. Sirangelo on Sales by Series C
           Investors......................................................... 16
      3.3  Notification of Investments....................................... 16
      3.4  Termination of Investors Covenants................................ 16

4.    Miscellaneous.......................................................... 17
      4.1  Successors and Assigns............................................ 17
      4.2  Governing Law..................................................... 17
      4.3  Counterparts...................................................... 17
      4.4  Titles and Subtitles.............................................. 17
      4.5  Notices........................................................... 17
      4.6  Expenses.......................................................... 17
      4.7  Amendments and Waivers............................................ 17
      4.8  Severability...................................................... 18
      4.9  Termination of Prior Agreements................................... 18
      4.10 Aggregation of Stock.............................................. 18
      4.11 Entire Agreement.................................................. 18

Schedule A  List of Investors
Schedule B  List of Prior Investors and Common Shareholders

                  SECOND RESTATED INVESTORS' RIGHTS AGREEMENT
                  -------------------------------------------



          THIS SECOND RESTATED INVESTORS' RIGHTS AGREEMENT is made as of the 22nd day of February, 1996, by and among Production Group International, Inc., a Virginia corporation (the "Company"), the investors listed on Schedule A hereto, each of which is herein referred to as an "Investor", and collectively shall be referred to as the "Investors", the holders of the Company's Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock that are not also Investors listed on Schedule B hereto, each of which is herein referred to as a "Prior Investor" and collectively shall be referred to as the "Prior Investors", and Messrs. Edward
J. Mathias, Rockwell A. Schnabel and Robert C. McCormack, each of whom is herein referred to as a "Potential Investor", and collectively shall be referred to as "Potential Investors". At such time as a Potential Investor beneficially owns shares of the Company's Series B Preferred Stock, such Potential Investor shall be deemed an Investor for purposes of this Agreement. All terms not otherwise defined herein shall have the meaning ascribed such terms in the Series E Preferred Stock Purchase Agreement of even date herewith by and among the Company and the Investors (the "Series E Agreement").


                                 RECITALS
                                 --------

          WHEREAS, the Company and the Investors are parties to the Series E Agreement;

          WHEREAS, the Company, certain of the Investors and the Prior Investors are parties to that certain First Restated Investors' Rights Agreement dated as of February 10, 1995 (the "Prior Agreement");

          WHEREAS, in order to induce the Investors to enter into the Series E Agreement, the Company has agreed to grant to the Investors the rights set forth herein and to replace the Prior Agreement with this Agreement; and

          WHEREAS, in connection with the execution and delivery of the Series E Agreement, the parties hereto have agreed that this Agreement will also govern certain rights and obligations granted herein to the Prior Investors and the Potential Investors.

          NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

          1.    Registration Rights.  The Company covenants and agrees as
                -------------------
 follows:

          1.1   Definitions.  For purposes of this Section 1:
                -----------

          (a) The term "Act" shall mean the Securities Act of 1933, as amended;

          (b) The term "1934 Act" shall mean the Securities Exchange Act of 1934, as amended;

          (c) The term "register", "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document;

          (d) The term "Registrable Securities" means (i) the Common Stock issuable or issued upon conversion of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock of the Company, and (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the securities referred to in subsection (i) above, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his rights under this Section 1 are not assigned; provided, however, that Common Stock or other securities shall only be treated as Registrable Securities if and so long as (A) they have not been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, (B) they have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale, and (C) the registration rights associated with such securities have not been terminated pursuant to Section 1.15 hereof;

          (e) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities;

          (f) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with
Section 1.12 hereof; and

          (g) The term "Form S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the Securities and Exchange Commission ("SEC") which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

          1.2   Request for Registration.
                ------------------------

          (a)   If the Company shall receive at any time after the earlier of
(i) February 10, 1999, or (ii) three (3) months after the effective date of the first registration statement for a public offering of securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction), a written request from the Holders of forty percent (40%) of the Registrable Securities then outstanding that the Company file a registration statement under the Act covering the registration of the Registrable Securities then outstanding then, if the anticipated aggregate offering price would exceed $10,000,000, the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all Holders in accordance with Section 4.5 hereof and shall, subject to the limitations of subsection 1.2(b), use its best efforts to effect as soon as practicable, and in any event within sixty
(60) days of the receipt of such request, the filing of such registration statement under the Act covering the registration of all Registrable Securities which the Holders request to be registered within twenty (20) days of the mailing of such notice by the Company.

          (b) If the Holders initiating the registration request hereunder ("Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 1.2 and the Company shall include such information in the written notice referred to in subsection 1.2(a). The underwriter will be selected by a majority in interest of the Initiating Holders and shall be reasonably acceptable to the Company. In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 1.4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders. Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

          (c) The Company is obligated to effect only one (1) such registration pursuant to this Section 1.2; provided, that the Company shall not be obligated to effect a registration within ninety (90) days after the effective date of a registration statement covering stock or securities sold by the Company other than (i) a registration relating solely to the sale of securities to participants in a Company stock plan, or (ii) a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities or (iii) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered.

          (d) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.2, a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than 120 days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve month period.

          1.3   Company Registration.  If (but without any obligation to do so)
                --------------------
the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, or a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered), the Company shall, at such time, promptly give each Holder written notice of such registration in accordance with Section 4.5. Upon the written request of any Holder given within twenty (20) days after mailing of such notice by the Company, the Company shall, subject to the provisions of Section 1.7, cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

          1.4   Obligations of the Company.  Whenever required under this
                --------------------------
Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

          (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred twenty (120) days;

          (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement;

          (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

          (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

          (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement;

          (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

          (g) Use its best efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

          1.5   Furnish Information.
                -------------------

          (a) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

          (b) The Company shall have no obligation with respect to any registration requested pursuant to Section 1.2 or Section 1.11 if, due to the operation of subsection 1.5(a), the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the anticipated aggregate offering price required to originally trigger the Company's obligation to initiate such registration as specified in subsection 1.2(a) or subsection 1.11(b)(2), whichever is applicable.

          1.6   Expenses of Registrations.  All expenses other than underwriting
                -------------------------
discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Sections 1.2, 1.3 and 1.11 including, without limitation, all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company (which counsel shall also represent the selling Holders), shall be borne by the Company. The Company shall bear the reasonable fees and disbursements of one counsel for the selling Holders in an amount not to exceed 20% of the fees and disbursements of Company counsel for such offering if (a) the underwriters of such offering require separate counsel for the selling Holders, or (b) if a majority in interest of the selling Holders reasonably determines that there is a conflict of interest that requires separate counsel for the selling Holders.

          1.7   Underwriting Requirements.  In connection with any offering
                -------------------------
involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 1.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not, jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling shareholders according to the total amount of securities entitled to be included therein owned by each selling shareholder or in such other proportions as shall mutually be agreed to by such selling shareholders) but in no event shall the amount of securities of the selling shareholders included in the offering be reduced below twenty percent (20%) of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company's securities in which case the selling shareholders may be excluded if the underwriters make the determination described above and no other shareholder's securities are included. For purposes of the preceding parenthetical concerning apportionment, for any selling shareholder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and shareholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling shareholder", and any pro-rata reduction with respect to such "selling shareholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling shareholder", as defined in this sentence.

          1.8   Delay of Registration.  No Holder shall have any right to obtain
                ---------------------
or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

          1.9   Indemnification.  In the event any Registrable Securities are
                ---------------
included in a registration statement under this Section 1:

          (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) or action to which they may become subject under the Act, the 1934 Act or other federal or state law or regulation, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

          (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act or other federal or state law or regulation, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.9(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection 1.9(b) exceed the gross proceeds from the offering received by such Holder.

          (c) Promptly after receipt by an indemnified party under this Section
1.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section

1.9, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.9.

          (d) If the indemnification provided for in this Section 1.9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

          (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

          (f)   The obligations of the Company and Holders under this Section
1.9 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

          1.10  Reports Under Securities Exchange Act of 1934.  With a view to
                ---------------------------------------------
making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

          (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

          (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

          (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

          (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 and Rule 144A (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

          1.11  Form S-3 Registration.  In case the Company shall receive from
                ---------------------
any Holder or Holders of twenty percent (20%) or more of the Registrable Securities then outstanding a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

          (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

          (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this section 1.11: (1) if Form S-3 is not available for such offering by the Holders; (2) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $500,000; (3) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 120 days after receipt of the request of the Holder or Holders under this Section 1.11; provided, however, that the Company shall not utilize this right more than once in any twelve month period; or (4) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

          (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this Section 1.11 shall not be counted as a demand for registration effected pursuant to Section 1.2.

          1.12  Assignment of Registration Rights.  The rights to cause the
                ---------------------------------
Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities who, after such assignment or transfer, holds at least 50,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), or less, if all of such Holder's Registrable Securities are being transferred, provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this Section 1.

          1.13  Limitations on Subsequent Registration Rights.  From and after
                ---------------------------------------------
the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 1.2 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included or (b) to make a demand registration which could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in subsection 1.2(a) or within one hundred twenty (120) days of the effective date of any registration effected pursuant to Section 1.2.

          1.14  "Market Stand-Off" Agreement.  Each Holder hereby agrees that,
                ----------------------------
during the period of duration specified by the Company or an underwriter of Common Stock or other securities of the Company, following the date of the first sale to the public pursuant to a registration statement of the Company filed under the Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, that:

          (a) such agreement shall be applicable only during the period that the registration rights granted hereunder are in effect;

          (b) all shareholders and optionees of the Company and all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements;

          (c) such period shall not exceed one hundred eighty (180) days beginning the day after the date of such first sale to the public.

          In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Investor (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

          1.15  Termination of Registration Rights.  No Holder shall be entitled
                ----------------------------------
to exercise any right provided for in this Section 1 after five (5) years following the consummation of the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the initial firm commitment underwritten offering of its securities to the general public.

          2.    Covenants of the Company.
                ------------------------

          2.1   Delivery of Financial Statements.  The Company shall deliver to
                --------------------------------
Merifin Capital N.V., the Michael P. Galvin 1994 Trust and to each Investor who holds at least 200,000 shares of the Company's Series C, Series D and/or Series E Preferred Stock ("Major Investor"):

          (a) as soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of changes in financial positions as of the end of such year, and a schedule as to the sources and applications of funds for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles ("gaap"), and audited and certified by independent public accountants of nationally recognized standing selected by the Company pursuant to Section
2.5 below. If applicable the Company shall also distribute the management letter delivered by such accountants.

          (b) as soon as practicable, but in any event within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited profit or loss statement, schedule as to the sources and application of funds for such fiscal quarter, an unaudited balance sheet, a statement of changes in financial positions as of the end of such fiscal quarter, and a statement showing the number of shares of each class and series of capital stock and securities convertible into or exercisable for shares of capital stock outstanding at the end of the period, the number of common shares issuable upon conversion or exercise of any outstanding securities convertible or exercisable for common shares and the exchange ratio or exercise price applicable thereto, all in sufficient detail as to permit the Investor to calculate its percentage equity ownership in the Company.

          (c) within thirty (30) days of the end of each month, an unaudited income statement and schedule as to the sources and application of funds and balance sheet for and as of the end of such month, in reasonable detail.

          (d) as soon as practicable, but in any event thirty (30) days prior to the end of each fiscal year, a budget and business plan for the next fiscal year, prepared on a monthly basis, including balance sheets and sources and applications of funds statements for such months and, as soon as prepared, any other budgets or revised budgets prepared by the Company.

          (e) with respect to the financial statements called for in subsections (b) and (c) of this Section 2.1, an instrument executed by the Chief Financial Officer or President of the Company and certifying that such financial statements were prepared in accordance with gaap consistently applied with prior practice for earlier periods (with the exception of footnotes that may be required by gaap) and fairly present the financial condition of the Company and its results of operation for the period specified, subject to year-end audit adjustment.

          (f) such other information relating to the financial condition, business, prospects or corporate affairs of the Company as the Investor or any assignee of the Investor may from time to time reasonably request, provided, however, that the Company shall not be obligated under this subsection (f) or any other subsection of Section 2.1 to provide information which it deems in good faith to be a trade secret or similar confidential information.

          The Company shall also deliver to each party hereto who holds at least 25,000 shares of the Company's Series A Preferred Stock the items set forth in Sections 2.1 (a) and (b) above.

          2.2   Inspection.  The Company shall permit each Major Investor, at
                ----------
such Major Investor's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Investor; provided, however, that the Company shall not be obligated pursuant to this Section 2.2 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information.

          2.3   Termination of Information and Inspection Covenants.  The
                ---------------------------------------------------
covenants set forth in Sections 2.1 and 2.2 shall terminate and be of no further force or effect when the sale of equity securities pursuant to a registration statement filed by the Company under the Act in connection with the firm commitment underwritten offering of its equity securities to the general public is consummated or when the Company first becomes subject to the periodic reporting requirements of Sections 12(g) or 15(d) of the 1934 Act based upon the public sale of its equity securities or the widespread holding of its equity securities, whichever of the above events shall first occur.

          2.4   D&O Insurance.  The Company hereby covenants to maintain
                -------------
directors and officers liability insurance if adequate coverage (as determined by the Board of Directors) is available for an annual premium of $50,000 or less.

          2.5   Selection of Auditors.  The Company will continue to engage as
                ---------------------
its auditor a "Big-6" accounting firm.

          2.6   Right of First Offer on Sales by the Company.  Subject to the
                --------------------------------------------
terms and conditions specified in this Section 2.6, the Company hereby grants to each Investor and each Prior Investor a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). For purposes of this Section 2.6, the terms "Investor" and "Prior Investor" include any general partners and affiliates of an Investor. The Investor or Prior Investor shall be entitled to apportion the right of first offer hereby granted it among itself and its partners and affiliates in such proportions as it deems appropriate.

          Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock ("Shares"), the Company shall first make an offering of such Shares to each Investor and each Prior Investor in accordance with the following provisions:

          (a) The Company shall deliver a notice by certified mail ("Notice") to the Investors and the Prior Investors stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Shares.

          (b) Within 20 calendar days after receipt of the Notice, the Investor or Prior Investor may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Shares which equals the proportion that the number of shares of Common Stock beneficially owned, or issuable upon conversion of the Preferred Stock then held by such Investor or Prior Investor bears to the total number of shares of Common Stock of the Company then outstanding (assuming full conversion and exercise of all convertible or exercisable securities).

          (c) If all Shares referred to in the Notice are not elected to be obtained as provided in subsection 2.6(b) hereof, the Company may, during the 60-day period following the expiration of the period provided in subsection 2.6(b) hereof, offer the unsubscribed portion of such Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within 30 days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Investors and the Prior Investors in accordance herewith.

          (d) The right of first offer in this Section 2.6 shall not be applicable to (i) the issuance or sale of up to a total of 711,000 shares of Common Stock or options therefor (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations) issuable to employees, directors or consultants of the Company pursuant to stock options currently outstanding or to be granted or issued or sold directly or pursuant to a stock benefit plan adopted or to be adopted by the Board of Directors, (ii) a bona fide, firmly underwritten public offering of shares of Common Stock, registered under the Act pursuant to a registration statement on Form S-1, (iii) the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities, including the Series A, Series B, Series C, Series D and Series E Preferred Stock, (iv) the issuance of securities in connection with a bona fide business acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise, (v) pursuant to stock splits, dividends or recapitalizations with respect to the then-outstanding securities of the Company; provided that such issuance is pro rata to the security holdings then outstanding, or (vi) the issuance of Series E Preferred Stock pursuant to the Purchase Agreement.

          (e) The right of first offer set forth in this Section 2.6 shall terminate as to the Investors and the Prior Investors and be of no further force or effect when the sale of equity securities pursuant to a registration statement filed by the Company under the Act in connection with the firm commitment underwritten offering of its equity securities to the general public is consummated or when the Company first becomes subject to the periodic reporting requirements of Sections 12(g) or 15(d) of the 1934 Act based upon the public sale of its equity securities or the widespread holding of its equity securities, whichever of the above events shall first occur.

          3.    Covenants of the Investors.
                --------------------------

          3.1   Right of First Offer on Sales by Series C Investors.
                ---------------------------------------------------

          (a) Subject to the terms and conditions specified in this Section 3.1, each Series C Investor, severally but not jointly, hereby grants to the Company and each Common Shareholder (as hereinafter defined) a right of first offer with respect to future sales by each Series C Investor of its Investor Shares (as hereinafter defined). "Series C Investors" are indicated by the "*" next to such entity's name on either Schedule A or Schedule B attached hereto.

          The term "Common Shareholder" means each individual listed under the heading "Common Shareholders" on Schedule B hereto; provided, that each such individual shall only be deemed a Common Shareholder so long as such individual provides services to the Company as an employee, consultant or member of the Board of Directors, provided, however, that irrespective of whether he is employed by the Company, Mr. Sirangelo shall be deemed a Common Shareholder so long as he owns at least 7.5% of the Company's voting securities; (ii) the term "Offering Investor" means an Series C Investor that wishes to sell its Investor Shares; and (ii) the term "Investor Shares" means, as to each Series C Investor, any shares of Series C Preferred Stock of the Company and any shares of Common Stock of the Company issued or issuable upon conversion thereof, now or hereinafter beneficially owned, directly or indirectly, by such Series C Investor.

          Each time a Series C Investor proposes to offer any Investor Shares, such Offering Investor shall first make an offering of such Shares to the Company and the Common Shareholders in accordance with the following provisions:

          (b) The Offering Investor shall deliver a notice ("Investor Notice") to the Company stating (i) its bona fide intention to offer such Investor Shares, (ii) the number of such Investor Shares to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Investor Shares.

          (c) The Company shall, upon receipt of the Investor Notice, promptly deliver a copy of such Investor Notice to each of the Common Shareholders and each Investor.

          (d) Within 20 calendar days after receipt of the Investor Notice by the Company, the Common Shareholders shall inform the Company in writing as to the number of Investor Shares they are willing to purchase. In the event a Common Shareholder does not so notify the Company within such 20-day period, such Common Shareholder shall not be allowed to purchase any of such Investor Shares. If at least one Common Shareholder desires to purchase Investor Shares, the Company shall, in its sole discretion, determine the allocation of the Investor Shares among those Common Shareholders desiring to purchase the Investor Shares and the Company.

          (e) Within 30 calendar days after receipt of the Investor Notice by the Company, the Company shall notify the Offering Investor as to those number of Investor Shares offered by the Offering Investor will be purchased by the Company and the Common Shareholders, and the allocation thereof. If such notification is not made, then the Company and the Common Shareholders shall be deemed to have waived their right of first offer pursuant to this Section 3.1.

          (f) If all Investor Shares referred to in the Notice are not elected to be obtained as provided in subsection 3.1(e) hereof, then subject to the provisions of Section 3.2 below, the Offering Investor may, during the 180-day period following the expiration of the period provided in subsection 3.1(e) hereof, offer the remaining unsubscribed portion of such Investor Shares to any person or persons at a price not less than ninety percent (90%) of the price set forth in the Investor Notice and, if no portion of the Investor Shares were purchased by the Company or the Common Shareholders pursuant to this Section 3.1, for not less than ninety percent (90%) of the number of Investor Shares set forth in the Investor Notice. If the Offering Investor does not consummate the sale of the Investor Shares within such period the right provided hereunder shall be deemed to be revived and such Investor Shares shall not be offered unless first reoffered to the Company and the Common Shareholders in accordance herewith. Any transferee of Investor Shares shall agree to become a party to this Agreement.

          (g) The right of first offer in this Section 3.1 shall not be applicable (i) to a transfer by a Series C Investor which is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner or the transfer by gift, will or intestate succession of any partner to his spouse or to the siblings, lineal descendants or ancestors of such partner or his spouse who agrees to become a party to this Agreement, (ii) to a sale of Investor Shares by a Series C Investor pursuant to a bona fide, firmly underwritten public offering of shares of Common Stock of the Company, registered under the Act pursuant to a registration statement on Form S-1, or
(iii) to a sale of Investor Shares by a Series C Investor pursuant to the rights set forth in Section 1 hereof.

          (h) In the case of any transfer of title or beneficial ownership of any Investor Shares upon death, bankruptcy, foreclosure, forfeit, divorce, court order, or any other similar act having similar long-term consequences that is not a voluntary decision of a Series C Investor, the Company shall have the right to purchase such Investor Shares subject to the terms and conditions specified in this Section 3.1.

          (i) In the event of any transfers pursuant to subsections 3.1(g)(i) and (h) above, the restrictions set forth in this Section 3.1 and in Section 3.2 shall continue to apply.

          (j) The Series C Investors agree that they and any representative of theirs shall abstain from any vote as to whether the Company's right of first offer under this Section 3.1 shall be exercised with respect to their Investor Shares.

          (k) Subject to subsection 3.1(j) above, the Company agrees that it may not exercise the right of first offer set forth in this Section 3.1 if the holders of a majority of the shares held by the Investors object in writing to the exercise of such right of first offer; provided, that such objection by an Investor must be received by the Company within 14 calendar days after receipt of the Investor Notice by such Investor and must be based on reasonable grounds.

                (l) No transfer of Investor Shares may be made except as pursuant to this Section 3.1.

                3.2    Right of Co-Sale held by Mr. Sirangelo on Sales by
                       --------------------------------------------------
Series C Investors.
-------------------

                (a) If, after the exercise or non-exercise (as the case may be) of the right of first offer held by the Company and the Common Shareholders and set forth in Section 3.1 there remains available all or any portion of the Investor Shares (such remaining portion are hereinafter referred to as the "Co-Sale Shares"), and the Offering Investor is selling the Co-Sale Shares pursuant to subsection 3.1(f) above, Mr. Mark Sirangelo, one of the Common Shareholders, shall have the right to sell shares of the Company owned by him, to such third party upon written notice to the Offering Investor within ten (10) days after the expiration of the 30-day period set forth in subsection 3.1(e) in an amount equal to the product obtained by multiplying (i) the shares held by Mr. Sirangelo at the time of such notice by (ii) a fraction the numerator of which is the number of Co-Sale Shares and the denominator of which is the number of shares at the time owned by the Offering Investor, upon substantially the terms and conditions that the Offering Investor is selling the Co-Sale Shares to the third party. To the extent Mr. Sirangelo exercises such right of co-sale, the number of Co-Sale Shares which the Offering Investor may sell shall be correspondingly reduced.

                (b) The right of co-sale set forth in this Section 3.2 shall not be applicable if the price per share paid by such purchasing third party represents less than a 10% annual compounded growth rate with respect to an initial price per share as of November 19, 1993 of $2.60, as appropriately adjusted for any stock split, dividend, combination or other recapitalization.

                3.3    Notification of Investments.  In the event that an
                       ---------------------------
Investor, Prior Investor or Potential Investor determines to purchase an ownership interest in an entity that such Investor, Prior Investor or Potential Investor has actual knowledge of the nature of its business and reasonably determines is a competitor of the Company, such Investor, Prior Investor or Potential Investor shall notify the Company within two business days after execution of a binding agreement with respect to such investment.

                3.4    Termination of Investors Covenants.  The covenants set
                       ----------------------------------
forth in Sections 3.1, 3.2 and 3.3 shall terminate as to the Investors, the Prior Investors and Potential Investors and be of no further force or effect upon the earlier of: (i) the consummation of the sale of equity securities pursuant to a registration statement filed by the Company under the Act in connection with the firm commitment underwritten offering of its equity securities to the general public, (ii) the date the Company first becomes subject to the periodic reporting requirements of Sections 12(g) or 15(d) of the 1934 Act based upon the public sale of its equity securities or the widespread holding of its equity securities, (iii) November 19, 1997, or (iv) the date Mr. Sirangelo is no longer Chief Executive Officer of the Company.

                4.     Miscellaneous.
                       -------------

                4.1    Successors and Assigns.  Except as otherwise provided
                       ----------------------
herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                4.2    Governing Law.  This Agreement shall be governed by and
                       -------------
construed under the laws of the Commonwealth of Virginia without giving effect to the conflict of law provisions.

                4.3    Counterparts.  This Agreement may be executed in two or
                       ------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                4.4    Titles and Subtitles.  The titles and subtitles used in
                       --------------------
this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                4.5    Notices.  Unless otherwise provided, any notice required
                       -------
or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

                4.6    Expenses.  If any action at law or in equity is
                       --------
necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

                4.7    Amendments and Waivers.  Any term of this Agreement may
                       ----------------------
be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Common Stock issued or issuable upon conversion of the Series C, Series D and Series E Preferred Stock then held; provided that (i) an amendment or waiver of Section 1 shall also require the written consent of the holders of a majority of the Registrable Securities then outstanding, (ii) an amendment or waiver of Section 2 shall only require the written consent of the holders of at least 60% of the securities then outstanding and held by Investors and Prior Investors, considered as a single class, (iii) an amendment or waiver of Section 3 shall also require the written consent of (A) the holders of a majority of the Common Stock then held by the then-current Common Shareholders,
(B) Mr. Sirangelo, (C) the Company, and (D) holders of a majority of the shares of Series C Preferred Stock held by the Series C

Investors. Notwithstanding the foregoing, but subject to the terms and conditions of this Agreement, transferees of shares held by the Investors, the Prior Investors and the Potential Investors may be added as parties to this Agreement and parties who no longer beneficially own any shares of the Company's stock may be removed as parties from this Agreement without the consent of the parties hereto. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any of such securities (including the securities into which such securities are convertible or exercisable) then outstanding, each future holder of all such Registrable Securities and the Company.

                4.8    Severability.  If one or more provisions of this
                       ------------
Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                4.9    Termination of Prior Agreements.  The Company, the
                       -------------------------------
Investors, the Potential Investors and the Prior Investors agree that all rights granted and covenants previously made with respect to the subject matter of Sections 1, 2 and 3 of this Agreement, including without limitation the Prior Agreement are hereby waived, released and terminated in their entirety and shall have no further force or effect whatsoever.

                4.10   Aggregation of Stock.  All securities held or acquired by
                       --------------------
affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

                4.11   Entire Agreement.  This Agreement (including the
                       ----------------
Schedules and Exhibits hereto, if any) constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.


[REST OF PAGE LEFT INTENTIONALLY BLANK]

            IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                              PRODUCTION GROUP INTERNATIONAL, INC.



                              By:
                                 ---------------------------------
                                    Mark N. Sirangelo, President

                    Address:  One Courthouse Metro
                              Suite 200
                              2200 Wilson Boulevard
                              Arlington, Virginia 22201




SIGNATURE PAGE TO SECOND RESTATED INVESTORS' RIGHTS AGREEMENT

                              MELLON BANK, N.A., as Trustee for First Plaza Group Trust (as directed by General Motors Investment Management Corporation)


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

                    Address:  One Mellon Bank Center
                              Pittsburgh, PA  15258-0001


SIGNATURE PAGE TO SECOND RESTATED INVESTORS' RIGHTS AGREEMENT

                              SIERRA VENTURES IV, a
                              California Limited Partnership

                              By its General Partner,

                              SV ASSOCIATES IV, L.P., a California Limited
                              Partnership


                              By:
                                 ------------------------------------
                                 Peter C. Wendell
                                 General Partner

                    Address: 3000 Sand Hill Road, Bldg 4, Suite 210 Menlo Park, California 94025


                              SIERRA VENTURES IV INTERNATIONAL, a California Limited Partnership

                              By its General Partner,

                              SV ASSOCIATES IV, L.P., a California Limited
                              Partnership


                              By:
                                 ------------------------------------
                                 Peter C. Wendell
                                 General Partner


                    Address: 3000 Sand Hill Road, Bldg 4, Suite 210 Menlo Park, California 94025


SIGNATURE PAGE TO SECOND RESTATED INVESTORS' RIGHTS AGREEMENT

                              MERIFIN CAPITAL N.V.



                              By:
                                    --------------------------
                              Name:
                                    --------------------------
                              Title:
                                    --------------------------

                    Address:  c/o Finabel S.A.
                              254 Route de Lausanne
                              CH-1292 Geneva, Chambesy, Switzerland
                              Attn:  Guillaume de Rham

             with a copy to:  Merifin Capital
                              200 Park Avenue, 25th Floor
                              New York, NY  10166
                              Attn:  Christopher Wright



SIGNATURE PAGE TO SECOND RESTATED INVESTORS' RIGHTS AGREEMENT

                              ORCHID & CO., nominee for T. Rowe Price
                              Theshold Fund III, L.P.

                              By:   T. Rowe Price Threshold Fund
                                    Associates, Inc.
                                    General Partner


                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------


                    Address:  100 East Pratt Street
                              Baltimore, Maryland  21202



SIGNATURE PAGE TO SECOND RESTATED INVESTORS' RIGHTS AGREEMENT

                              TRIDENT CAPITAL PARTNERS FUND-I, L.P., a
                              Limited Partnership

                              By:     TRIDENT CAPITAL, L.P., a Delaware
                                      Limited Partnership
                              Title:  General Partner

                              By:     TRIDENT CAPITAL, INC.
                              Title:  General Partner


                                  By:
                                      -------------------------------
                                      Robert C. McCormack

                    Address:  2480 Sand Hill Road, Suite 201
                              Menlo Park, California  94025


                              190 South LaSalle Street, Suite 2760
                              Chicago, Illinois  60603





SIGNATURE PAGE TO SECOND RESTATED INVESTORS' RIGHTS AGREEMENT

                              TRIDENT CAPITAL PARTNERS FUND-I, C.V., a
                              Netherlands Antilles Limited Partnership

                              By:     TRIDENT CAPITAL, L.P., a Delaware
                                      Limited Partnership
                              Title:  Investment General Partner

                              By:     TRIDENT CAPITAL, INC.
                              Title:  General Partner


                                  By:
                                      ----------------------------------
                                      Robert C. McCormack, Co-Chairman


                    Address:  2480 Sand Hill Road, Suite 201
                              Menlo Park, California  94025


                              190 South LaSalle Street, Suite 2760
                              Chicago, Illinois  60603




SIGNATURE PAGE TO SECOND RESTATED INVESTORS' RIGHTS AGREEMENT

                              MICHAEL P. GALVIN 1994 TRUST



                              By:
                                      ----------------------------
                              Title:
                                      ----------------------------

                    Address:  2000 L Street, Suite 200
                              Washington, D.C. 20036




SIGNATURE PAGE TO SECOND RESTATED INVESTORS' RIGHTS AGREEMENT

                              MERCURY PARTNERS, LLC



                              By:
                                  ------------------------------
                                    Bradley W. de Koning
                                    Managing Director

                    Address:  Mercury Partners, LLC
                              11100 Santa Monica Blvd.
                              Suite 2020
                              Los Angeles, CA  90025





SIGNATURE PAGE TO SECOND RESTATED INVESTORS' RIGHTS AGREEMENT

                              -----------------------------------------
                              Frederic C. Hamilton

                    Address:  The Hamilton Companies
                              1560 Broadway, Suite 2200
                              Denver, Colorado  80202





SIGNATURE PAGE TO SECOND RESTATED INVESTORS' RIGHTS AGREEMENT

                              WLD/LAMONT PARTNERS


                              By:
                                  ------------------------------------
                                  Douglas S. Luke, General Partner

                     Address: One E. Broward Blvd., #101
                              Ft. Lauderdale, FL  33301







SIGNATURE PAGE TO SECOND RESTATED INVESTORS' RIGHTS AGREEMENT

                              ABS EMPLOYEES' VENTURE FUND L.P.


                              By:
                                  ----------------------------
                                  Mayo A. Shattuck, III
                                  President, Alex. Brown Investments, Inc.
                                  G.P. of Partnership

                    Address:  135 E. Baltimore Street
                              Baltimore, MD  21202




SIGNATURE PAGE TO SECOND RESTATED INVESTORS' RIGHTS AGREEMENT

                              THE LEGACY FUND, INC.



                              By:
                                  ------------------------------
                                  Jonathan J. Ledecky, President

                    Address:  c/o U.S. Office Products
                              1440 New York Avenue
                              N.W., Suite 310
                              Washington, D.C.  20005





SIGNATURE PAGE TO SECOND RESTATED INVESTORS' RIGHTS AGREEMENT

                              STANFORD UNIVERSITY


                              By:
                                 ----------------------------------
                              Name:
                                   --------------------------------
                              Title:
                                    -------------------------------

                    Address:  2770 Sand Hill Road
                              Menlo Park, CA  94025





SIGNATURE PAGE TO SECOND RESTATED INVESTORS' RIGHTS AGREEMENT

                              ----------------------------------------
                                         Edward J. Mathias




                              ----------------------------------------
                                         Rockwell A. Schnabel




SIGNATURE PAGE TO SECOND RESTATED INVESTORS' RIGHTS AGREEMENT

                             ----------------------------------------
                                          Mark N. Sirangelo




                             ----------------------------------------
                                         Cyril Wismar




                             ----------------------------------------
                                         Samuel Smith




                             ----------------------------------------
                                         Alexander MacKenzie




                              ----------------------------------------
                                        John Zeller




                             ----------------------------------------
                                          Gerald Lewis




SIGNATURE PAGE TO SECOND RESTATED INVESTORS' RIGHTS AGREEMENT

                                  SCHEDULE A

                             SCHEDULE OF INVESTORS


                                         Number of Shares
                                           of Series E
Name and Address                         Preferred Stock
----------------                         ---------------

Mellon Bank, N.A., as Trustee              419,161
for First Plaza Group Trust

*Sierra Ventures IV, L. P.                 115,149

*Sierra Ventures IV International            4,611

Merifin Capital N.V.                       119,760

Orchid & Co.                                59,880

*Trident Capital                            49,991
  Partners Fund-I, L. P.

Trident Capital                              9,889
  Partners Fund-I, C.V.

Michael P. Galvin 1994 Trust                59,880


TOTAL                                      838,321


"*" indicates Series C Investor

                                  SCHEDULE B

                LIST OF PRIOR INVESTORS AND COMMON SHAREHOLDERS



  Prior Investors
  ---------------

  Mark N. Sirangelo                       550,000 Shares Common Stock

  Jonathan J. Ledecky                     120,000 Shares Series A Preferred
                                          Stock and option for 25,000 shares of
                                          Common Stock

  *The Legacy Fund, Inc.                  10,000 Shares Series C Preferred Stock

  *Cyril Wismar                           Options for 70,000 shares of Common
                                          Stock and 10,000 Shares Series C
                                          Preferred Stock

  *Gerald Lewis                           Options for 70,000 shares of Common
                                          Stock and 5,000 Shares Series C Prefer
                                          red Stock

  *Samuel Smith                           Options for 70,000 shares of Common
                                          Stock and 10,000 Shares Series C
                                          Preferred Stock

  *Alexander MacKenzie                    Options for 70,000 shares of Common
                                          Stock and 10,000 Shares Series C
                                          Preferred Stock

  *John Zeller                            4,000 Shares Series C Preferred Stock

  "*" indicates Series C Investor

  Common Shareholders
  -------------------

  Mark Sirangelo

  Cyril Wismar             (once he exercises his option to acquire 70,000
                           shares of the Company's Common Stock)

  Alexander MacKenzie      (once he exercises his option to acquire 70,000
                           shares of the Company's Common Stock)

  Samuel Smith             (once he exercises his option to acquire 70,000
                           shares of the Company's Common Stock)

  Gerald Lewis             (once he exercises his option to acquire 70,000
                           shares of the Company's Common Stock)

  Jonathan J. Ledecky      (once he exercises his option to acquire 25,000
                           shares of the Company's Common Stock)